UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2021

COASTAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 Evergreen Way, Everett, Washington 98203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (425) 257-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure

On September 1, 2021, Coastal Community Bank (the “Bank”), a wholly-owned subsidiary of the Coastal Financial Corporation (the “Company”), commenced a new Banking-as-a-Service (“BaaS”) partnership with BlueVine Inc.

On September 3, 2021, Tom Brown’s Banking Weekly, a subscription newsletter, attributed certain statements regarding the revenue and profit outlook of the Company’s BaaS business and expectation of future account opening rates to Eric M. Sprink, the Company’s CEO. The Company has issued no guidance concerning the revenue and profit outlook of the Company’s BaaS business or outlook on new account openings. As previously disclosed by the Company, the Company anticipates future growth in revenue and profit from its BaaS business, and continues to open new accounts consistent with amount disclosed in Bank publicly filed regulatory call reports.

The information in this Item 7.01 is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure set forth above and pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and the Company’s financial performance. Any statements about the Company’s management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. The inclusion of or reference to forward-looking information in this report should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. We have based these forward-looking statements on the Company’s current expectations and projections about future events and financial trends that we believe may affect the Company’s financial condition, results of operations, business strategy, and financial needs. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict, including the difficult market conditions and unfavorable economic conditions and uncertainties associated with the COVID-19 pandemic, including the emergence of variant strains of the virus, particularly in the markets in which we operate and in which the Company’s loans are concentrated, including declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company’s expected future financial results; the overall health of the local and national real estate market; the credit risk associated with the Company’s loan portfolio, such as possible additional loan losses and impairment of collectability of loans as a result of the COVID-19 pandemic and policies and programs implemented by the Coronavirus Aid, Relief, and Economic Security Act, including its automatic loan forbearance provisions and the effects on the Company’s loan portfolio from the Company’s Paycheck Protection Program  lending activities, specifically with the Company’s commercial real estate loans. For further information with respect to factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recent period filed, the Company’s Quarterly Report on Form 10-Q for the most recent quarter, and in any of the Company’s subsequent filings with the Securities and Exchange Commission.

If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the COVID-19 pandemic, including the emergence of variant strains of the virus, the pace at which the COVID-19 vaccine can be distributed and administered to residents of the markets the Company serves and the United States generally, and the impact of varying governmental responses that affect the Company’s customers and the economies where they operate. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: September 3, 2021	By:	/s/ Joel G. Edwards
Joel G. Edwards
Executive Vice President and Chief Financial Officer